Schedule of Investments PIMCO Income Strategy Fund	March 31, 2025 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.3% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 27.8%
Advisor Group, Inc. 7.825% due 08/17/2028 ~	$199	$198
Air Canada 6.319% due 03/21/2031	99	98
AL GCX Holdings LLC 6.314% due 05/17/2029	1,486	1,483
AP Core Holdings LLC 9.939% due 09/01/2027	7,026	6,380
Auris Luxembourg III SARL 8.177% due 02/28/2029 •	99	99
Bausch Health Cos., Inc. TBD% due 09/25/2030	2,000	1,927
BDO U.S.A PC 9.325% due 08/31/2028 «	1,340	1,345
Cengage Learning, Inc. 7.822% - 7.829% due 03/24/2031	794	789
Central Parent, Inc. 7.549% due 07/06/2029 ~	2,893	2,491
Clover Holdings SPV III LLC 15.000% due 12/09/2027	115	118
CoreWeave Compute Acquisition Co. LLC TBD% - 10.322% due 05/16/2029 «µ	3,200	3,214
Databricks, Inc.
TBD% due 01/03/2031 «µ	91	91
TBD% due 01/03/2031 «	409	412
DirecTV Financing LLC 9.552% due 08/02/2027 ~	104	105
Element Materials Technology Group U.S. Holdings, Inc. 8.049% due 07/06/2029	1,975	1,974
Encina Private Credit LLC TBD% - 8.911% due 11/30/2025 «µ	801	787
Envision Healthcare Corp.
11.152% due 07/20/2026 «	542	542
12.277% due 11/03/2028 «	6,894	6,997
EPIC Y-Grade Services LP 10.044% due 06/29/2029	1,095	1,096
Finastra U.S.A., Inc.
TBD% - 11.428% due 09/13/2029 «µ	56	56
TBD% - 11.428% due 09/13/2029 «	538	545
First Brands Group LLC 9.552% due 03/30/2027 ~	1,586	1,478
Foundation Building Materials Holding Co. LLC 7.802% due 01/31/2028	1,696	1,614
Galaxy U.S. Opco, Inc. 9.291% due 07/31/2030	1,772	1,499
Gateway Casinos & Entertainment Ltd. 10.545% due 12/18/2030	3,179	3,219
Hudson's Bay Co. TBD% due 04/03/2026 «	1,044	1,029
iHeartCommunications, Inc. 10.209% due 05/01/2029	304	248
Ivanti Software, Inc. 8.817% due 12/01/2027 «~	4,642	3,588
J&J Ventures Gaming LLC 9.439% due 04/26/2028 «~	786	793
LABL, Inc. 9.425% due 10/30/2028 ~	1,588	1,324
Lealand Finance Co. BV 7.439% due 06/30/2027 ~	40	21
Lealand Finance Co. BV (5.439% Cash and 3.000% PIK) 8.439% due 12/31/2027 ~(c)	211	92
Magenta Security Holdings LLC 11.301% due 07/27/2028	59	54
Magenta Security Holdings LLC (11.551% Cash) 11.551% due 07/27/2028	77	40
Magenta Security Holdings LLC (5.791% Cash) 5.791% due 07/27/2028	268	77
MI Windows & Doors LLC 7.325% due 03/28/2031 ~	99	98
MPH Acquisition Holdings LLC
8.037% due 12/31/2030	513	510
9.149% due 12/31/2030	4,256	3,513
Newfold Digital 7.929% due 02/10/2028 «~	1,197	892

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

Obol France 3 SAS 8.058% (EUR003M + 5.000%) due 12/31/2028 ~	EUR	2,717	2,809
Ocs Group Holdings Ltd. 10.450% due 11/27/2031 ~	GBP	1,600	2,066
Ontario Gaming GTA LP 8.549% due 08/01/2030		$99	97
Padagis LLC 9.300% due 07/06/2028		1,650	1,549
Peraton Corp. 8.175% due 02/01/2028		1,995	1,780
Poseidon Bidco SASU 7.355% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	1,600	1,223
Primo Brands Corp. 6.549% due 03/31/2028		$296	295
Promotora de Informaciones SA 7.964% (EUR003M + 5.220%) due 12/31/2026 ~	EUR	8,567	9,146
Promotora de Informaciones SA (5.714% Cash and 5.000% PIK) 10.714% (EUR003M + 2.970%) due 06/30/2027 ~(c)		164	172
RealPage, Inc. 7.561% due 04/24/2028		$1,409	1,392
SCUR-Alpha 1503 GmbH
8.112% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	1,100	1,154
9.791% due 03/29/2030 ~		$2,165	2,024
Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026 •	EUR	7,534	2,860
10.000% due 06/30/2026 ~		1,160	346
Subcalidora 2 SARL 8.105% (EUR003M + 5.750%) due 08/14/2029 «~		1,566	1,702
Syniverse Holdings, Inc. 11.299% due 05/13/2027		$4,823	4,747
U.S. Renal Care, Inc. 9.439% due 06/20/2028 ~		9,496	8,880
Unicorn Bay 13.000% due 12/31/2026 «	HKD	24,444	3,157
Vistra Zero Operating Co. LLC 6.325% due 04/30/2031 ~		$199	193
Westmoreland Coal Co. 8.000% due 03/15/2029 «		764	286
X Corp. 10.949% due 10/26/2029 ~		2,600	2,587

Total Loan Participations and Assignments (Cost $104,902)			99,301

CORPORATE BONDS & NOTES 34.4%
BANKING & FINANCE 7.8%
Armor Holdco, Inc. 8.500% due 11/15/2029		2,000	1,944
Banca Monte dei Paschi di Siena SpA 10.500% due 07/23/2029	EUR	1,442	1,937
Barclays PLC
6.490% due 09/13/2029 •		$200	210
6.692% due 09/13/2034 •		300	322
7.437% due 11/02/2033 •(j)		970	1,083
BOI Finance BV 7.500% due 02/16/2027	EUR	1,500	1,624
CaixaBank SA 6.840% due 09/13/2034 •(j)		$200	217
CBRE Services, Inc. 5.950% due 08/15/2034 (j)		400	418
Claveau Re Ltd. 21.542% due 07/08/2028 ~		467	152
Credicorp Capital Sociedad Titulizadora SA 10.100% due 12/15/2043	PEN	500	146
Credit Suisse AG AT1 Claim		$3,840	461
GN Bondco LLC 9.500% due 10/15/2031		1,600	1,602
GSPA Monetization Trust 6.422% due 10/09/2029		918	919
Hestia Re Ltd. 14.362% due 04/22/2025 ~		469	443
Integrity Re Ltd. 27.292% due 06/08/2026 ~		1,000	1,038
JAB Holdings BV
3.750% due 05/28/2051		250	167
4.500% due 04/08/2052		100	77
Long Walk Reinsurance Ltd. 14.032% due 01/30/2031 •		400	406
Nuveen Churchill Direct Lending Corp. 6.650% due 03/15/2030 (j)		2,000	2,029
Sammons Financial Group, Inc. 6.875% due 04/15/2034		100	107
Sanders Re Ltd. 17.292% due 04/09/2029 •		714	710
Societe Generale SA 6.691% due 01/10/2034 •		400	421

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

Titanium 2l Bondco SARL 6.250% due 01/14/2031	EUR	3,784	1,278
UBS Group AG
6.537% due 08/12/2033 •		$250	268
9.016% due 11/15/2033 •(j)		250	306
Uniti Group LP
6.000% due 01/15/2030 (j)		4,868	4,219
6.500% due 02/15/2029		1,400	1,260
Ursa Re Ltd. 13.542% due 12/07/2028 •		400	424
VICI Properties LP
3.875% due 02/15/2029 (j)		1,800	1,721
4.500% due 01/15/2028 (j)		1,280	1,265
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		1,737	0
Winston RE Ltd. 14.532% due 02/26/2031 •		250	265
Yosemite Re Ltd. 14.887% due 06/06/2025 ~		390	395

			27,834

INDUSTRIALS 20.0%
ams-OSRAM AG 12.250% due 03/30/2029		900	926
B.C. Ltd. 10.000% due 04/15/2032 (b)		500	497
Cheplapharm Arzneimittel GmbH
4.375% due 01/15/2028	EUR	600	593
5.500% due 01/15/2028		$1,400	1,254
CVS Pass-Through Trust 7.507% due 01/10/2032 (j)		266	283
DISH DBS Corp.
5.250% due 12/01/2026		3,520	3,238
5.750% due 12/01/2028		3,560	3,009
Ecopetrol SA 8.375% due 01/19/2036 (j)		200	195
Exela Intermediate LLC (11.500% Cash) 11.500% due 04/15/2026 (c)		38	5
Fertitta Entertainment LLC 6.750% due 01/15/2030		1,600	1,385
Flora Food Management BV 6.875% due 07/02/2029	EUR	800	880
Ford Motor Co. 7.700% due 05/15/2097 (j)		$4,805	4,908
goeasy Ltd. 7.375% due 10/01/2030 (b)		300	295
Great Canadian Gaming Corp. 8.750% due 11/15/2029		100	101
HCA, Inc. 7.500% due 11/15/2095 (j)		1,050	1,100
Incora Intermediate LLC 0.000% due 01/31/2030 «		4,483	4,483
Incora Top Holdco LLC 0.000% due 01/30/2033 ^«(d)(i)		3,331	4,813
Intelsat Jackson Holdings SA 6.500% due 03/15/2030		7,443	7,090
Inter Media & Communication SpA 6.750% due 02/09/2027 (j)	EUR	884	969
JetBlue Airways Corp. 9.875% due 09/20/2031		$1,700	1,679
LifePoint Health, Inc.
9.875% due 08/15/2030		400	422
11.000% due 10/15/2030		1,400	1,524
Market Bidco Finco PLC 4.750% due 11/04/2027	EUR	400	420
Miter Brands Acquisition Holdco, Inc. 6.750% due 04/01/2032 (j)		$100	99
New Albertsons LP 6.570% due 02/23/2028		2,800	2,766
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 «		500	300
11.750% due 10/15/2028 «		300	246
Olympus Water U.S. Holding Corp. 5.375% due 10/01/2029	EUR	1,400	1,396
Petroleos Mexicanos
6.700% due 02/16/2032 (j)		$830	730
6.840% due 01/23/2030 (j)		400	367
8.750% due 06/02/2029 (j)		765	765
PetSmart, Inc. 7.750% due 02/15/2029		900	827
Topaz Solar Farms LLC
4.875% due 09/30/2039 (j)		779	697
5.750% due 09/30/2039 (j)		3,791	3,654
Transocean, Inc. 8.250% due 05/15/2029		1,500	1,467

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

U.S. Renal Care, Inc. 10.625% due 06/28/2028		843	721
Ubisoft Entertainment SA 0.878% due 11/24/2027	EUR	900	881
Valaris Ltd. 8.375% due 04/30/2030 (j)		$356	357
Vale SA 0.000% due 12/29/2049 ~(h)	BRL	60,000	3,608
Venture Global LNG, Inc.
9.500% due 02/01/2029 (j)		$800	858
9.875% due 02/01/2032 (j)		1,200	1,275
Viridien
7.750% due 04/01/2027	EUR	2,800	3,086
8.500% due 10/15/2030		2,000	2,221
8.750% due 04/01/2027		$1,544	1,578
10.000% due 10/15/2030		2,450	2,513
Vital Energy, Inc. 7.875% due 04/15/2032		100	93
Yinson Boronia Production BV 8.947% due 07/31/2042 (j)		793	838

			71,412

UTILITIES 6.6%
FORESEA Holding SA 7.500% due 06/15/2030		467	451
NGD Holdings BV 6.750% due 12/31/2026		143	129
Oi SA (10.000% Cash or 6.000% PIK and 7.500% Cash or 13.500% PIK) 10.000% due 06/30/2027 (c)		6,835	5,716
Oi SA (8.500% PIK) 8.500% due 12/31/2028 (c)		14,529	1,525
Pacific Gas & Electric Co.
4.000% due 12/01/2046 (j)		1,004	743
4.200% due 03/01/2029 (j)		900	871
4.450% due 04/15/2042 (j)		322	264
4.750% due 02/15/2044 (j)		1,826	1,521
4.950% due 07/01/2050 (j)		2,172	1,815
Peru LNG SRL 5.375% due 03/22/2030		4,000	3,715
Qwest Corp. 7.750% due 05/01/2030		7,000	6,113
Vistra Operations Co. LLC 6.950% due 10/15/2033 (j)		800	860

			23,723

Total Corporate Bonds & Notes (Cost $138,441)			122,969

CONVERTIBLE BONDS & NOTES 0.4%
INDUSTRIALS 0.4%
DISH Network Corp. 3.375% due 08/15/2026		1,600	1,340

Total Convertible Bonds & Notes (Cost $1,600)			1,340

MUNICIPAL BONDS & NOTES 0.9%
MICHIGAN 0.3%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044		1,300	1,040

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)		21,900	2,064

Total Municipal Bonds & Notes (Cost $3,801)			3,104

U.S. GOVERNMENT AGENCIES 2.0%
Fannie Mae
1.596% due 02/25/2049 •(a)		188	23
1.600% due 12/25/2040 •(j)		119	116
3.500% due 12/25/2032 - 12/25/2049 (a)		344	55
3.500% due 03/25/2042 (a)(j)		676	49
4.000% due 11/25/2042 (a)(j)		512	55
Freddie Mac
0.700% due 11/25/2055 ~(a)		15,638	960
1.066% due 11/15/2040 •(j)		100	85
3.000% due 11/15/2033 (a)		572	24
3.780% due 05/25/2064 ~		300	148
3.904% due 05/25/2057 •		277	114
6.154% due 11/25/2055 «•		3,711	2,449
12.004% due 12/25/2027 •		1,124	1,136

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

12.140% due 11/25/2041 •		1,900	2,040

Total U.S. Government Agencies (Cost $7,439)			7,254

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.7%
Banc of America Funding Trust 6.000% due 08/25/2036		304	279
BCAP LLC Trust
3.851% due 03/27/2036 ~		546	379
4.452% due 03/26/2037 þ		287	449
Bear Stearns ALT-A Trust
4.348% due 09/25/2047 ~		1,648	808
4.676% due 11/25/2036 •		126	65
4.755% due 06/25/2046 •		668	602
5.409% due 09/25/2035 ~		95	47
CALI Mortgage Trust 3.957% due 03/10/2039 (j)		1,200	1,115
CD Mortgage Trust 5.688% due 10/15/2048		129	121
Chase Mortgage Finance Trust
4.953% due 12/25/2035 •		1	1
6.000% due 02/25/2037		297	115
6.000% due 07/25/2037		203	91
6.250% due 10/25/2036		520	197
Colony Mortgage Capital Ltd.
6.704% due 11/15/2038 •		1,100	1,043
7.400% due 11/15/2038 ~		1,600	1,442
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036		660	372
6.000% due 08/25/2037 ~		331	173
Countrywide Alternative Loan Trust
4.785% due 05/25/2037 ~		131	41
5.500% due 03/25/2035		97	41
5.500% due 12/25/2035		831	421
5.750% due 01/25/2035		45	45
6.000% due 02/25/2035		103	86
6.000% due 08/25/2036 •		116	67
6.000% due 12/25/2036		1,312	359
6.000% due 04/25/2037		349	156
6.250% due 11/25/2036		185	137
6.250% due 12/25/2036 ~		615	255
6.500% due 08/25/2036		184	57
6.572% due 04/25/2036 ~		60	56
Countrywide Home Loan Mortgage Pass-Through Trust
5.415% due 02/20/2035 •		1	1
5.500% due 10/25/2035		146	80
6.250% due 09/25/2036		157	56
Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.778% due 11/10/2032 •		1,000	201
8.794% due 07/15/2032 •		3,147	3,124
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 6.385% due 06/25/2034 •		1,902	1,905
Eurosail PLC 8.580% due 06/13/2045 •	GBP	239	255
GSR Mortgage Loan Trust 6.000% due 02/25/2036		$1,003	397
HarborView Mortgage Loan Trust
5.043% due 07/19/2035 •		11	8
5.151% due 01/19/2035 ~		16	14
Hilton USA Trust 2.828% due 11/05/2035		1,400	1,161
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037		1,636	583
JP Morgan Alternative Loan Trust
4.176% due 03/25/2037 ~		325	267
4.777% due 03/25/2036 ~		304	229
JP Morgan Chase Commercial Mortgage Securities Trust
5.811% due 07/05/2033 ~(j)		1,182	1,087
5.966% due 11/15/2035 ~		1,300	1,153
6.316% due 11/15/2035 ~		600	409
6.667% due 02/15/2035 •		823	789
8.617% due 02/15/2035 •		1,892	1,818
JP Morgan Mortgage Trust
5.604% due 02/25/2036 •		69	47
5.615% due 01/25/2037 ~		66	56
Lehman XS Trust 4.875% due 06/25/2047 •		330	305
Merrill Lynch Mortgage Investors Trust 4.456% due 03/25/2036 ~		441	216
Morgan Stanley Bank of America Merrill Lynch Trust 3.708% due 05/15/2046 ~		292	278
Morgan Stanley Capital Trust 8.967% due 11/15/2034 •		1,200	1,148
Morgan Stanley Mortgage Loan Trust 5.962% due 06/25/2036 ~		2,017	573

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

Morgan Stanley Residential Mortgage Loan Trust
0.325% due 01/25/2070 «~(a)		3,900	27
1.358% due 01/25/2070 «~(a)		3,900	136
7.152% due 01/25/2070 «~		200	188
Residential Asset Securitization Trust
5.750% due 02/25/2036		372	137
6.000% due 07/25/2037		1,784	665
6.250% due 09/25/2037		1,161	472
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 09/25/2036		40	32
6.000% due 06/25/2037		537	423
Soho Trust 2.697% due 08/10/2038 ~		2,940	2,309
Structured Adjustable Rate Mortgage Loan Trust
4.515% due 01/25/2036 ~		387	214
5.608% due 11/25/2036 ~		324	248
SunTrust Adjustable Rate Mortgage Loan Trust
5.986% due 02/25/2037 •		30	26
6.240% due 04/25/2037 •		133	65
Verus Securitization Trust 7.803% due 06/25/2069 ~		500	493
WaMu Mortgage Pass-Through Certificates Trust
4.028% due 10/25/2036 •		136	118
4.091% due 02/25/2037 ~		106	90
4.092% due 12/25/2046 •		144	129
5.335% due 10/25/2045 •		1,525	1,296
Wells Fargo Mortgage-Backed Securities Trust 6.000% due 06/25/2037		11	11
WSTN Trust
7.690% due 07/05/2037 ~(j)		800	815
8.455% due 07/05/2037 ~		800	818
9.835% due 07/05/2037 ~		600	623

Total Non-Agency Mortgage-Backed Securities (Cost $37,635)			34,515

ASSET-BACKED SECURITIES 8.8%
AUTOMOBILE SEQUENTIAL 1.4%
CPS Auto Securitization Trust 11.000% due 06/16/2032 «		5,000	5,011

HOME EQUITY OTHER 2.0%
ABFC Trust 4.735% due 10/25/2036 •		15	20
Argent Securities Trust 4.815% due 03/25/2036 •		5,622	3,105
Citigroup Mortgage Loan Trust 4.735% due 12/25/2036 ~		2,506	911
Merrill Lynch Mortgage Investors Trust 4.755% due 04/25/2037 •		168	80
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ~		182	101
Ownit Mortgage Loan Trust 4.765% due 03/25/2037 •		2,307	2,313
People's Choice Home Loan Securities Trust 5.320% due 06/25/2034 •		366	346
Renaissance Home Equity Loan Trust 7.238% due 09/25/2037 þ		1,034	415

			7,291

HOME EQUITY SEQUENTIAL 0.2%
Morgan Stanley Mortgage Loan Trust 4.675% due 04/25/2037 ~		2,380	633

WHOLE LOAN COLLATERAL 0.5%
Bear Stearns Asset-Backed Securities Trust 6.500% due 10/25/2036		213	78
Residential Asset Mortgage Products Trust 4.995% due 09/25/2036 ~		84	79
Securitized Asset-Backed Receivables LLC Trust 4.715% due 05/25/2036 ~		3,616	1,865

			2,022

OTHER ABS 4.7%
ABSLT DE LLC 12.812% due 05/20/2033 «		5,300	5,291
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,750	547
Apidos CLO 0.000% due 01/20/2031 ~		$2,200	767
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	1,070	898

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

Belle Haven ABS CDO Ltd. 1.400% due 07/05/2046 •		$85,896	207
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	269
0.010% due 03/31/2038 ~		814	37
College Avenue Student Loans LLC
0.000% due 06/25/2054 «(g)		5	2,654
6.610% due 06/25/2054 «		626	633
8.660% due 06/25/2054 «		902	937
Dryden Senior Loan Fund 0.000% due 07/17/2031 ~		5,689	1,348
Marlette Funding Trust
0.000% due 07/16/2029 «(g)		6	5
0.000% due 03/15/2030 «(g)		3	16
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(g)		1	544
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		2	415
SoFi Professional Loan Program LLC 0.000% due 09/25/2040 «(g)		846	70
Taberna Preferred Funding Ltd. 4.945% due 08/05/2036 •		2,253	2,038

			16,676

Total Asset-Backed Securities (Cost $50,259)			31,633

SOVEREIGN ISSUES 3.5%
Argentina Government International Bond
0.750% due 07/09/2030 þ		1,527	972
1.000% due 07/09/2029		330	256
3.500% due 07/09/2041 þ		2,872	1,668
4.125% due 07/09/2035 þ(j)		1,948	1,220
4.125% due 07/09/2046 þ		112	69
5.000% due 01/09/2038 þ(j)		6,188	4,083
Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	64,000	1,022
13.000% due 01/30/2026		44,300	708
Dominican Republic International Bond 10.750% due 06/01/2036		9,000	148
Ghana Government International Bond
0.000% due 07/03/2026 (g)		$22	20
0.000% due 01/03/2030 (g)		49	38
5.000% due 07/03/2029 þ		218	191
5.000% due 07/03/2035 þ		313	223
Peru Government International Bond
6.900% due 08/12/2037	PEN	900	242
6.950% due 08/12/2031		200	58
Romania Government International Bond
5.375% due 03/22/2031	EUR	190	204
5.500% due 09/18/2028		500	561
6.375% due 09/18/2033		500	552
Turkey Government International Bond 45.031% due 05/17/2028 ~	TRY	13,466	336
Venezuela Government International Bond 9.250% due 09/15/2027 ^(d)		$151	32

Total Sovereign Issues (Cost $11,808)			12,603

		SHARES
COMMON STOCKS 10.1%
COMMUNICATION SERVICES 2.4%
Clear Channel Outdoor Holdings, Inc. (e)		261,329	290
iHeartMedia, Inc. 'A' (e)		62,317	103
iHeartMedia, Inc. 'B' «(e)		48,387	71
Oi SA (e)		2,396,619	420
Promotora de Informaciones SA 'A' (e)		130,203	52
Syniverse Holdings, Inc. «(i)		1,388,926	1,351
Windstream Services LLC «(e)		272,031	6,103

			8,390

CONSUMER DISCRETIONARY 0.0%
West Marine «(e)(i)		1,500	10

CONSUMER STAPLES 0.0%
Steinhoff International Holdings NV «(e)(i)		12,793,342	0

FINANCIALS 2.2%
Banca Monte dei Paschi di Siena SpA		523,500	4,133
Intelsat Emergence SA «(i)		113,713	3,830

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

MNEQ Holdings, Inc. «(e)(i)	1,675	8

		7,971

HEALTH CARE 3.6%
Amsurg Equity «(e)(i)	275,005	12,857

INDUSTRIALS 1.9%
Clover Holdings, Inc. «(e)(i)	7,609	130
Drillco Holding Lux SA «(i)	26,444	665
Foresea Holdings SA «	10,980	277
Incora New Equity «(e)(i)	155,272	5,549
Westmoreland Mining Holdings «(e)(i)	25,226	27
Westmoreland Mining LLC «(e)(i)	46,156	151

		6,799

Total Common Stocks (Cost $37,130)		36,027

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
West Marine - Exp. 09/11/2028 «	195	0

FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «	277	1

Total Warrants (Cost $2,268)		1

PREFERRED SECURITIES 0.7%
BANKING & FINANCE 0.4%
ADLER Group SA «	675,204	0
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(h)	35,000	32
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(h)(j)	1,246,400	1,517

		1,549

INDUSTRIALS 0.3%
SVB Financial Trust
0.000% due 11/07/2032 (g)	13,600	0
11.000% due 11/07/2032	1,910	936

		936

Total Preferred Securities (Cost $2,768)		2,485

REAL ESTATE INVESTMENT TRUSTS 0.6%
REAL ESTATE 0.6%
Uniti Group, Inc.	98,821	498
VICI Properties, Inc.	45,844	1,495

Total Real Estate Investment Trusts (Cost $933)		1,993

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.4%
U.S. TREASURY BILLS 0.4%
4.293% due 04/17/2025 - 06/05/2025 (f)(g)(m)	1,460	1,452

Total Short-Term Instruments (Cost $1,452)		1,452

Total Investments in Securities (Cost $400,436)		354,677

	SHARES
INVESTMENTS IN AFFILIATES 11.4%
SHORT-TERM INSTRUMENTS 11.4%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.4%
PIMCO Short-Term Floating NAV Portfolio III	4,193,043	40,815

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

Total Short-Term Instruments (Cost $40,799)	40,815

Total Investments in Affiliates (Cost $40,799)	40,815

Total Investments 110.7% (Cost $441,235)	$395,492
Financial Derivative Instruments (k)(l) (0.3)%(Cost or Premiums, net $(2,483))	(1,103)
Other Assets and Liabilities, net (10.4)%	(36,984)

Net Assets Applicable to Common Shareholders 100.0%	$357,405

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^					Security is in default.
«					Security valued using significant unobservable inputs (Level 3).
µ					All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ					Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)					Security is an Interest Only ("IO") or IO Strip.
(b)					When-issued security.
(c)					Payment in-kind security.
(d)					Security is not accruing income as of the date of this report.
(e)					Security did not produce income within the last twelve months.
(f)					Coupon represents a weighted average yield to maturity.
(g)					Zero coupon security.
(h)					Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)					RESTRICTED SECURITIES:
Issuer Description		Acquisition Date		Cost	Market Value	Market Value as Percentage of Net Assets

Amsurg Equity		11/02/2023 - 11/06/2023		$11,491	$12,857	3.60%
Clover Holdings, Inc.		12/09/2024		114	130	0.04
Drillco Holding Lux SA		06/08/2023		529	665	0.19
Incora New Equity		01/31/2025		7,542	5,549	1.55
Incora Top Holdco LLC 0.000% due 01/30/2033		01/31/2025		3,331	4,813	1.35
Intelsat Emergence SA		06/19/2017 - 02/23/2024		7,942	3,830	1.07
MNEQ Holdings, Inc.		03/16/2023 - 03/29/2023		19	8	0.00
Steinhoff International Holdings NV		06/30/2023 - 10/30/2023		0	0	0.00
Syniverse Holdings, Inc. 12.500%		05/12/2022 - 11/30/2024		1,368	1,351	0.38
West Marine		09/12/2023		22	10	0.00
Westmoreland Mining Holdings		12/08/2014 - 10/19/2016		727	27	0.00
Westmoreland Mining LLC		06/30/2023 - 02/03/2025		231	151	0.04

				$33,316	$29,391	8.22%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BOS	4.850%	02/05/2025	04/07/2025		$(3,227)	$(3,251)
BPS	2.820	03/12/2025	TBD(2)	EUR	(1,131)	(1,225)
	2.897	12/19/2024	TBD(2)		(784)	(855)
BYR	4.670	01/10/2025	04/10/2025		$(1,212)	(1,224)
	4.740	02/18/2025	05/19/2025		(647)	(651)
	4.860	02/18/2025	05/19/2025		(89)	(90)
	4.860	02/19/2025	05/20/2025		(932)	(937)
CDC	4.700	02/19/2025	05/20/2025		(278)	(280)
	4.760	03/18/2025	07/16/2025		(2,660)	(2,665)
	4.810	02/03/2025	04/28/2025		(1,003)	(1,011)
	4.810	02/04/2025	04/28/2025		(312)	(315)
	4.860	03/18/2025	07/16/2025		(3,054)	(3,060)
IND	4.700	03/06/2025	06/04/2025		(858)	(861)
	4.770	03/17/2025	06/17/2025		(1,766)	(1,770)
	4.850	03/26/2025	07/25/2025		(1,379)	(1,380)
	4.870	03/26/2025	07/25/2025		(1,939)	(1,940)
	4.870	03/28/2025	07/25/2025		(3,139)	(3,141)
	5.000	02/26/2025	04/11/2025		(876)	(880)
	5.140	01/06/2025	04/07/2025		(852)	(862)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

				5.190			01/06/2025	04/07/2025	(652)		(660)
NOM				4.200			12/20/2024	TBD(2)	(1,188)		(1,202)
				4.300			12/20/2024	TBD(2)	(4,225)		(4,277)
NXN				4.870			03/24/2025	07/22/2025	(593)		(594)
RCY				4.830			03/07/2025	04/07/2025	(254)		(255)
SOG				4.640			02/21/2025	04/21/2025	(762)		(765)
				4.700			01/09/2025	04/09/2025	(1,875)		(1,895)
				4.700			02/19/2025	04/09/2025	(701)		(704)
				4.700			02/21/2025	04/09/2025	(286)		(287)
				4.700			03/06/2025	04/09/2025	(2,205)		(2,212)
				4.810			01/09/2025	04/09/2025	(322)		(325)

Total Reverse Repurchase Agreements											$(39,574)

(j)	Securities with an aggregate market value of $44,548 have been pledged as collateral under the terms of master agreements as of March 31, 2025.
(1)

The average amount of borrowings outstanding during the period ended March 31, 2025 was $(57,313) at a weighted average interest rate of 5.287%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(k)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2025(2)		Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	0.713%	EUR	200	$14	$(2)	$12	$0	$0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	1.116		1,986	76	69	145	0	(5)

							$90	$67	$157	$0	$(5)

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	03/19/2030	GBP	17,800	$(486)	$(41)	$(527)	$78	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		7,300	709	1,476	2,185	0	(45)
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		3,700	412	261	673	0	(26)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		300	(1)	235	234	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	5.250	Annual	06/17/2025		$56,000	134	124	258	1	0
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		1,000	0	18	18	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/15/2026		15,300	249	(525)	(276)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027		4,900	(1)	261	260	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027		21,600	(51)	(1,010)	(1,061)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027		2,730	(1)	142	141	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027		10,900	(27)	(488)	(515)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027		4,500	(1)	227	226	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/17/2027		18,000	(48)	(769)	(817)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		28,100	106	(1,001)	(895)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		15,100	(3)	1,255	1,252	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	08/24/2028		16,100	(4)	1,357	1,353	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		49,900	1,404	(2,872)	(1,468)	27	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		14,500	(274)	347	73	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		61,800	(6,367)	1,551	(4,816)	50	0

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

Receive	1-Day USD-SOFR Compounded-OIS	1.160	Semi-Annual	04/12/2031	1,400	0	217	217	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	04/12/2031	7,000	(14)	(982)	(996)	9	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031	36,300	2,460	3,944	6,404	0	(48)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031	20,100	(281)	2,850	2,569	0	(31)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032	12,500	(1,710)	190	(1,520)	26	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033	19,000	172	(556)	(384)	51	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	03/19/2035	9,300	782	(377)	405	0	(29)
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2044	75,300	(212)	5,718	5,506	138	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050	3,200	(22)	1,132	1,110	0	(15)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050	8,400	(21)	3,267	3,246	0	(39)
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050	8,800	(34)	3,250	3,216	0	(42)
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050	1,700	(5)	521	516	0	(9)
Receive	1-Day USD-SOFR Compounded-OIS	1.150	Semi-Annual	12/11/2050	91,100	18	44,280	44,298	0	(130)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	3,900	97	(111)	(14)	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	3,400	62	378	440	0	(6)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	3,600	326	278	604	0	(10)
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052	9,900	139	745	884	0	(5)

$(2,493)	$65,292	$62,799	$381	$(457)

Total Swap Agreements	$(2,403)	$65,359	$62,956	$381	$(462)

Cash of $8,431 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2025.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	04/2025	$243	EUR	225	$0	$0
05/2025	HKD	25,335	$3,261	1	0
06/2025	TRY	333	8	1	0
BPS	04/2025	EUR	29,088	30,502	0	(952)
04/2025	GBP	2,254	2,849	0	(62)
04/2025	$5,076	TRY	193,424	22	0
BRC	04/2025	8,436	315,189	0	(130)
05/2025	100	3,937	0	(2)
06/2025	TRY	63,176	$1,507	0	(7)
BSH	06/2025	PEN	1,031	280	0	(1)
CBK	04/2025	CAD	737	518	5	0
04/2025	DOP	4,236	68	1	0
05/2025	$518	CAD	736	0	(5)
05/2025	3,338	EUR	3,077	0	(5)
06/2025	PEN	118	$32	0	0
DUB	04/2025	$513	CAD	738	0	0
GLM	05/2025	DOP	84,639	$1,347	19	0
06/2025	1,279	20	0	0
09/2025	25,843	403	5	0
09/2025	$1,177	DOP	75,947	0	(7)
JPM	04/2025	33,171	EUR	30,753	83	0
05/2025	EUR	30,753	$33,225	0	(83)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

05/2025	$434	TRY	19,281	45	0
06/2025	149	MXN	3,070	0	0
06/2025	48	TRY	1,913	0	(2)
MBC	04/2025	EUR	1,890	$2,051	7	0
SSB	04/2025	$2,915	GBP	2,254	0	(3)
05/2025	GBP	2,254	$2,915	3	0

Total Forward Foreign Currency Contracts	$192	$(1,259)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2025(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.057%	$1,500	$0	$86	$86	$0
JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	0.161	EUR	100	(2)	3	1	0
MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	'4.280	$400	(78)	36	0	(42)

Total Swap Agreements	$(80)	$125	$87	$(42)

(m)

Securities with an aggregate market value of $1,201 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2025.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2025 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2025

Investments in Securities, at Value
Loan Participations and Assignments	$0	$73,865	$25,436	$99,301
Corporate Bonds & Notes
Banking & Finance	0	27,834	0	27,834
Industrials	0	61,570	9,842	71,412
Utilities	0	23,723	0	23,723
Convertible Bonds & Notes
Industrials	0	1,340	0	1,340
Municipal Bonds & Notes
Michigan	0	1,040	0	1,040
West Virginia	0	2,064	0	2,064
U.S. Government Agencies	0	4,805	2,449	7,254
Non-Agency Mortgage-Backed Securities	0	34,164	351	34,515
Asset-Backed Securities
Automobile Sequential	0	0	5,011	5,011
Home Equity Other	0	7,291	0	7,291
Home Equity Sequential	0	633	0	633
Whole Loan Collateral	0	2,022	0	2,022
Other ABS	0	6,111	10,565	16,676
Sovereign Issues	0	12,603	0	12,603
Common Stocks
Communication Services	865	0	7,525	8,390
Consumer Discretionary	0	0	10	10
Financials	4,133	0	3,838	7,971
Health Care	0	0	12,857	12,857
Industrials	0	0	6,799	6,799
Warrants
Financials	0	0	1	1
Preferred Securities
Banking & Finance	0	1,549	0	1,549
Industrials	0	936	0	936
Real Estate Investment Trusts
Real Estate	1,993	0	0	1,993
Short-Term Instruments
U.S. Treasury Bills	0	1,452	0	1,452

$6,991	$263,002	$84,684	$354,677

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

Investmentsin Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes				$40,815			$0	$0	$40,815

Total Investments				$47,806			$263,002	$84,684	$395,492

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared				0			381	0	381
Over the counter				0			193	86	279

				$0			$574	$86	$660
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared				0			(462)	0	(462)
Over the counter				0			(1,301)	0	(1,301)

				$0			$(1,763)	$0	$(1,763)

Total Financial Derivative Instruments				$0			$(1,189)	$86	$(1,103)

Totals				$47,806			$261,813	$84,770	$394,389

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2025:
Category and Subcategory	Beginning Balance at 06/30/2024	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2025 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$21,006	$9,141	$(12,460)	$83	$357	$3,435	$3,874	$0	$25,436	$(7)
Corporate Bonds & Notes
Banking & Finance	3,771	0	(3,808)	0	18	19	0	0	0	0
Industrials	12,523	7,814	(10,873)	(22)	(3,415)	3,269	546	0	9,842	1,482
U.S. Government Agencies	2,314	0	(44)	8	14	157	0	0	2,449	155
Non-Agency Mortgage-Backed Securities	334	351	(26)	0	(3)	22	0	(327)	351	1
Asset-Backed Securities
Automobile Sequential	0	5,000	0	0	0	11	0	0	5,011	11
Other ABS	3,352	5,344	0	(35)	0	334	1,570	0	10,565	334
Common Stocks
Communication Services(3)	5,851	82	0	0	0	1,592	0	0	7,525	1,592
Consumer Discretionary(4)	5,393	0	(5,513)	0	4,207	(4,077)	0	0	10	0
Energy	37	0	(40)	0	21	(18)	0	0	0	0
Financials	4,229	19	0	0	0	(410)	0	0	3,838	(410)
Health Care	13,614	0	0	0	0	(757)	0	0	12,857	(757)
Industrials	1,039	7,719	0	0	0	(1,959)	0	0	6,799	(1,959)
Warrants
Financials	1	0	0	0	0	0	0	0	1	0

	$73,464	$35,470	$(32,764)	$34	$1,199	$1,618	$5,990	$(327)	$84,684	$442
Financial Derivative Instruments- Assets
Over the counter	$116	$0	$0	$0	$0	$(30)	$0	$0	$86	$(30)

Totals	$73,580	$35,470	$(32,764)	$34	$1,199	$1,588	$5,990	$(327)	$84,770	$412

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2025	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$542	Comparable Companies			EBITDA Multiple		X	14.000	—
		7,769	Discounted Cash Flow			Discount Rate			8.377 - 14.360	10.025
		5,750	Indicative Market Quotation			Broker Quote			74.500 - 100.500	93.277
		3,588	Other Valuation Techniques(5)			—			—	—
		7,787	Third Party Vendor			Broker Quote			37.500 - 101.500	99.098
Corporate Bonds & Notes
Industrials		9,296	Comparable Companies / Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	0.900/10.000	—
		546	Indicative Market Quotation			Broker Quote			60.000 - 82.000	69.912
U.S. Government Agencies		2,449	Discounted Cash Flow			Discount Rate			11.350	—
Non-Agency Mortgage-Backed Securities		351	Recent Transaction			Purchase Price			0.700 - 95.664	51.680

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2025 (Unaudited)

Asset-Backed Securities
Automobile Sequential	5,011	Proxy Pricing	Base Price		100.000	—
Other ABS	10,565	Discounted Cash Flow	Discount Rate		6.456 - 20.000	10.300
Common Stocks
Communication Services	6,104	Comparable Companies	EBITDA Multiple	X	4.609	—
	1,351	Discounted Cash Flow	Discount Rate		13.210	—
	70	Reference Instrument	Stock Price w/Liquidity Discount		12.000	—
Consumer Discretionary	10	Comparable Companies / Discounted Cash Flow	Revenue Multiple/Discount Rate	X/ %	0.500/20.750	—
Financials	3,830	Comparable Companies	EBITDA Multiple	X	4.660	—
	8	Indicative Market Quotation	Broker Quote		$4.500	—
Health Care	12,857	Comparable Companies	EBITDA Multiple	X	14.000	—
Industrials	5,549	Comparable Companies / Discounted Cash Flow	Revenue Multiple/Discount Rate	X/ %	0.900/10.000	—
	129	Comparable Companies	EBITDA Multiple	X	11.000/9.750	—
	1,121	Indicative Market Quotation	Broker Quote		1.063 - 25.188	2.948
Warrants
Financials	1	Option Pricing Model	Volatility		32.500	—
Financial Derivative Instruments- Assets
Over the counter	86	Indicative Market Quotation	Broker Quote		5.703	—

Total	$84,770

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)		Sector type updated from Utilities and Industrials to Communication Services since prior fiscal year end.
(4)		Sector type updated from Industrials to Consumer Discretionary since prior fiscal year end.
(5)		Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Notes to Financial Statements (Cont.)

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2025, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated funds for the period ended March 31, 2025 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Notes to Financial Statements (Cont.)

Market Value 06/30/2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2025	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$31,402	$136,295	$(126,900)	$14	$4	$40,815	$1,504	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	CDC	Natixis Securities Americas LLC	MYC	Morgan Stanley Capital Services LLC
BOS	BofA Securities, Inc.	DUB	Deutsche Bank AG	NOM	Nomura Securities International, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	NXN	Natixis New York
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	RCY	Royal Bank of Canada

BSH	Banco Santander S.A. - New York Branch	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	PEN	Peruvian New Sol
BRL	Brazilian Real	GBP	British Pound	TRY	Turkish New Lira
CAD	Canadian Dollar	HKD	Hong Kong Dollar	USD (or $)	United States Dollar
DOP	Dominican Peso	MXN	Mexican Peso

Index/Spread Abbreviations:
EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced
BBR	Bank Bill Rate	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap